UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2014

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On July 31, 2014, Iron Mountain Incorporated, or the Company, issued a press release announcing the availability of its results of operations and financial condition for the quarter ended June 30, 2014, and also provided earnings commentary and supplemental information for the quarter ended June 30, 2014. Copies of the Company’s press release and earnings commentary and supplemental information are furnished as Exhibits 99.1 and 99.2 hereto, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

99.1                        Press release of Iron Mountain Incorporated dated July 31, 2014. (furnished herewith)

99.2                        Second Quarter 2014 Earnings Commentary and Supplemental Information. (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Roderick Day
Name:	Roderick Day
Title:	Executive Vice President and Chief Financial Officer

Date: July 31, 2014